UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
November 12, 2013
Date of Report (Date of earliest event reported)
Frank’s International N.V.
(Exact name of Registrant as specified in its charter)

The Netherlands	001-36053	98-1107145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Prins Bernhardplein 200 1097 JB Amsterdam, The Netherlands
(Address of principal executive offices)

+31 (0)20 52 14 777
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On November 12, 2013, Frank’s International N.V. (the “Company”) announced its results for the quarter ended September 30, 2013. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description of the Exhibit
99.1	Press Release dated November 12, 2013.
THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE INFORMATION CONTAINED IN EXHIBIT 99.1 ATTACHED HERETO, SHALL NOT BE DEEMED TO BE “FILED” FOR PURPOSES OF SECTION 18 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE “EXCHANGE ACT”), OR OTHERWISE SUBJECT TO THE LIABILITIES OF THAT SECTION, AND IS NOT INCORPORATED BY REFERENCE INTO ANY REGISTRATION STATEMENT OR OTHER FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, EXCEPT AS OTHERWISE EXPRESSLY STATED IN SUCH FILING.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANK'S INTERNATIONAL N.V.

Date: November 12, 2013	By:	/s/ Mark G. Margavio
Mark G. Margavio
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description of the Exhibit
99.1	Press Release dated November 12, 2013.

4